UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01          Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 3, 2015, Uranium Resources, Inc., a Delaware corporation (“URI”), entered into a scheme implementation agreement (the “Implementation Agreement”) with Anatolia Energy Limited, an Australian public company (“Anatolia”), pursuant to which URI would acquire all of the outstanding equity of Anatolia (the “Transaction”). On November 9, 2015, the Transaction closed in accordance with the terms of the Implementation Agreement.

Upon the closing of the Transaction, each Anatolia share outstanding immediately prior to closing was transferred to URI in exchange for 0.06579 URI shares, or approximately 20.5 million URI shares in the aggregate, and Anatolia became a wholly-owned subsidiary of URI. URI also issued approximately 7.0 million replacement options with a Black-Scholes value approximately equal to the Black-Scholes value of the Anatolia options being replaced, and URI performance shares relating to approximately 0.8 million URI shares subject to the same terms and conditions as the Anatolia performance shares being replaced. Immediately after the closing of the Transaction, the former Anatolia shareholders held approximately 41% of the outstanding common stock of the combined company, and the shares of common stock held by continuing URI shareholders represented approximately 59% of the outstanding common stock of the combined company.

New URI securities exchanged for Anatolia securities are expected to begin trading on the Nasdaq Capital Market and as CHESS Depository Instruments (“CDIs”) on the Australian Securities Exchange (“ASX”) on November 10, 2015. URI’s common stock will begin trading on the ASX as CDIs under the new trading symbol “URI.” In addition, new URI options exchanged for listed Anatolia options will begin trading on the ASX as CDIs under the new trading symbol “URIO.”

The foregoing is a general description of the Transaction and Implementation Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Implementation Agreement, a copy of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by URI on June 4, 2015 and which is incorporated herein by reference.

Included in this filing as Exhibit 99.1 are the audited financial statements of Anatolia for the fiscal year ended June 30, 2015, the notes related thereto and the report of Anatolia’s independent auditors. Also included in this filing as Exhibit 99.2 is pro forma financial information as of June 30, 2015 for URI and its subsidiaries.

Also on November 9, 2015, URI issued approximately 1.0 million URI shares to third parties for services rendered in connection with the Transaction, including approximately 0.16 million shares to Cantor Fitzgerald & Co., which acted as financial advisor to URI in connection with the Transaction; approximately 0.25 million shares to Insight Transportation Services LLC for consulting services in connection with the Transaction; and approximately 0.63 million shares to RCF Management L.L.C. (an affiliate of Resource Capital Fund V L.P., URI’s largest stockholder) for technical due diligence and related support in connection with the Transaction.

Item 3.02          Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The URI securities issued to the former Anatolia securityholders were issued in an exempt transaction pursuant to Section 3(a)(10) under the Securities Act of 1933, as amended. The URI shares issued to third parties for services rendered in connection with the Transaction were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 9, 2015, the Board of Directors of URI adopted an amendment to URI’s Amended and Restated Bylaws (the “Bylaws”), adding the following Article VIII to the Bylaws:

ARTICLE VIII

AUSTRALIAN SECURITIES EXCHANGE LISTING RULES

Section 8.1    Australian Securities Exchange Listing Rules.  While the Corporation is on the official list of the Australian Securities Exchange, the following rules shall apply: (i) notwithstanding anything contained in these Bylaws, if the official listing rules of the Australian Securities Exchange (the “Listing Rules”) prohibit an act being done, the act shall not be done; (ii) nothing contained in these Bylaws prevents an act being done that the Listing Rules require to be done; (iii) if the Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be); (iv) if the Listing Rules require these Bylaws to contain a provision and these Bylaws do not contain such a provision, these Bylaws shall be treated as containing that provision; (v) if the Listing Rules require these Bylaws not to contain a provision and these Bylaws contain such a provision, these Bylaws shall be treated as not containing that provision; and (vi) if any provision of these Bylaws is or becomes inconsistent with the Listing Rules, these Bylaws shall be treated as not containing that provision to the extent of such inconsistency.

The full text of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

On November 8, 2015, URI issued a press release announcing the closing of the Transaction. The full text of the press release is furnished with this Form 8-K as Exhibit 99.3 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01          Financial Statements and Exhibits.

(a)           Financial Statements.

Audited financial statements of Anatolia for the fiscal year ended June 30, 2015, the notes related thereto and the report of Anatolia’s independent registered public accounting firm are attached as Exhibit 99.1 hereto.

(b)           Pro Forma Financial Information.

The unaudited pro forma financial information of URI, giving effect to the acquisition of Anatolia, is included in Exhibit 99.2 hereto.

(d)           Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Uranium Resources, Inc., effective November 9, 2015.

23.1	Consent of Moore Stephens Perth.

99.1	Audited financial statements of Anatolia Energy Limited for the fiscal year ended June 30, 2015.

99.2	Pro forma financial information of Uranium Resources, Inc. as of June 30, 2015.

99.3	Press release dated November 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2015

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Uranium Resources, Inc., effective November 9, 2015.

23.1	Consent of Moore Stephens Perth.

99.1	Audited financial statements of Anatolia Energy Limited for the fiscal year ended June 30, 2015.

99.2	Pro forma financial information of Uranium Resources, Inc. as of June 30, 2015.

99.3	Press release dated November 8, 2015.